SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
 (Amendment No.  )

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Filed by a Party other than the Registrant ☐

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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Muzinich BDC, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MUZINICH BDC, INC.
450 Park Avenue
New York, NY 10022
(212) 888-3413

August 3, 2020

Dear Stockholder:

You are cordially invited to participate in the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Muzinich BDC, Inc. (the “Company”) to be held on September 8, 2020 at 11:00 A.M., Eastern Time at the offices of Company, 450 Park Avenue, New York, NY 10022 and virtually via conference call. Due to the emerging public health impact of the coronavirus pandemic (COVID-19), stockholders have the option to attend the Meeting either in-person or virtually via conference call. However, we are sensitive to the public health and travel concerns our stockholders may have and recommendations that public health officials have issued in light of the evolving COVID-19 situation. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of virtual conference call format. Any updates to the Meeting location can be found at: https://vote.proxyonline.com/muzinich/docs/2020mtg.pdf, and we encourage you to check this weblink prior to the Meeting if you plan to attend. You will be able to vote by following the instructions on the enclosed proxy card or voting instruction form. At the Annual Meeting, you will be asked to:

1.	Elect two (2) directors of the Company, to serve for terms of three (3) and two (2) years, respectively, or until each of their respective successors is duly elected and qualified;

2.	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2020;

3.
Grant discretionary authority to the board of directors of the Company (the “Board”) to amend the Company’s Certificate of Incorporation to effect a reverse stock split of its common stock at a ratio of 1-10 and with the reverse stock split to be effective at such time and date, if at all, as determined by the Board, but not later than 60 days after stockholder approval thereof and, if and when the reverse stock split is effected, reduce the number of authorized shares of common stock and authorized shares of preferred stock by the approved reverse stock split ratio; and

4.	Transact such other business that may properly come before the Annual Meeting.

Details of the business to be conducted at the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. I, along with other members of the Board and the management of the Company, will be available to respond to stockholders’ questions.

It is important that your shares be represented at the Annual Meeting.    If you are unable to participate in the Annual Meeting during the scheduled time, the Board urges you to complete, date and sign the enclosed proxy card and promptly return it in the enclosed postage-paid return envelope provided or authorize your proxy by telephone or through the Internet as described on the enclosed proxy card as soon as possible.

We look forward to your participation in the Annual Meeting. Your vote and participation in the governance of the Company is very important to us.

Sincerely,
/s/ Jeffrey Youle
Jeffrey Youle
Director, Chief Executive Officer and President

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 8, 2020.

Our Proxy Statement and Annual Report on Form 10-K for the initial fiscal period ended December 31, 2019 are available at https://vote.proxyonline.com/muzinich/docs/2020mtg.pdf.

The following information applicable to the Annual Meeting may be found in the Proxy Statement and accompanying proxy card:

•        The date and time of the Annual Meeting and instructions to participate in the Annual Meeting;

•        A list of the matters intended to be acted on and our recommendations regarding those matters; and

•        Any control/identification numbers that you need to access your proxy card.

If you have questions about the Annual Meeting or other information related to the proxy solicitation, you may contact AST Fund Solutions, LLC, the Company’s proxy solicitor by calling (888) 548-6498. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m., Eastern Time.

MUZINICH BDC, INC.

450 Park Avenue
New York, NY 10022
(212) 888-3413

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
To be Held on
September 8, 2020, 11:00 A.M., Eastern Time

To the Stockholders of Muzinich BDC, Inc.:

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Muzinich BDC, Inc. (the “Company”) will be held on September 8, 2020, at 11:00 A.M., Eastern Time at the offices of Company, 450 Park Avenue, New York, NY 10022 and virtually via conference call. Due to the emerging public health impact of the coronavirus pandemic (COVID-19), stockholders have the option to attend the Meeting either in-person or virtually via conference call. However, we are sensitive to the public health and travel concerns our stockholders may have and recommendations that public health officials have issued in light of the evolving COVID-19 situation. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of virtual conference call format. Any updates to the Meeting location can be found at: https://vote.proxyonline.com/muzinich/docs/2020mtg.pdf, and we encourage you to check this weblink prior to the Meeting if you plan to attend. If you would like to attend the Meeting, please send an email to attendameeting@astfinancial.com. Please use the e-mail subject line “Muzinich BDC, Inc. Meeting,” and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Meeting. Requests to attend the Meeting via conference call must be received no later than 11:59 P.M., Eastern Time on September 3, 2020.

The Notice of the Annual Meeting of Stockholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to stockholders on or about August 3, 2020. The Annual Meeting will be held, for the following purposes:

1.	To elect two (2) directors of the Company, to serve for terms of three (3) and two (2) years, respectively, or until each of their respective successors is duly elected and qualified;

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2020;

3.
To grant discretionary authority to the board of directors of the Company (the “Board”) to amend the Company’s Certificate of Incorporation to effect a reverse stock split of its common stock at a ratio of 1-10 and with the reverse stock split to be effective at such time and date, if at all, as determined by the Board, but not later than 60 days after stockholder approval thereof and, if and when the reverse stock split is effected, reduce the number of authorized shares of common stock and authorized shares of preferred stock by the approved reverse stock split ratio; and

4.	To transact such other business as may properly come before the Annual Meeting.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on July 10, 2020. If you are a registered holder, you must register using the Control Number included on your proxy card. If you are unable to participate in the Annual Meeting during the scheduled time, please sign the enclosed proxy card and return it promptly in the postage-paid return envelope provided or vote by telephone or through the Internet. Please refer to the voting instructions provided on your proxy card. If there are insufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned. In addition, the Chairperson of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders. Thank you for your support of the Company.

By Order of the Board of Directors,

/s/ Jeffery Youle
Jeffrey Youle
Chief Executive Officer and President
New York, New York
August 3, 2020

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy promptly in order to save the Company any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled. In order to participate in the Annual Meeting via conference call, stockholders must send an email to attendameeting@astfinancial.com. Please use the e-mail subject line “Muzinich BDC, Inc. Meeting,” and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Meeting. Requests to attend the Meeting via conference call must be received no later than 11:59 P.M., Eastern Time on September 3, 2020.

MUZINICH BDC, INC.

450 Park Avenue
New York, NY 10022
(212) 888-3413

PROXY STATEMENT

August 3, 2020

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON September 8, 2020

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Muzinich BDC, Inc. (the “Company,” “we,” “us,” or “our”) for use at the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on September 8, 2020, at 11:00 A.M., Eastern Time at the offices of Company, 450 Park Avenue, New York, NY 10022 and virtually via conference call. Due to the emerging public health impact of the coronavirus pandemic (COVID-19), stockholders have the option to attend the Meeting either in-person or virtually via conference call. However, we are sensitive to the public health and travel concerns our stockholders may have and recommendations that public health officials have issued in light of the evolving COVID-19 situation. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of virtual conference call format. Any updates to the Meeting location can be found at: https://vote.proxyonline.com/muzinich/docs/2020mtg.pdf, and we encourage you to check this weblink prior to the Meeting if you plan to attend. If you would like to attend the Meeting, please send an email to attendameeting@astfinancial.com. Please use the e-mail subject line “Muzinich BDC, Inc. Meeting,” and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Meeting. Requests to attend the Meeting via conference call must be received no later than 11:59 P.M., Eastern Time on September 3, 2020. You will be able to vote by following the instructions on the enclosed proxy card or voting instruction form.

This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the initial fiscal period ended December 31, 2019, are first being sent to stockholders on or about August 3, 2020.

We encourage you to vote your shares by participating in the Annual Meeting, by telephone, through the Internet, or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or authorize your proxy by telephone or through the Internet, and the Company receives your vote in time for voting at the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card, based upon the recommendation of the Board, the shares covered by the proxy card will be voted FOR the election of the nominees as director, FOR the ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm, and FOR the approval of an amendment to our Certificate of Incorporation (the “Proposed Amendment”) to effect a reverse stock split of its common stock at a ratio of 1-10 (the “Reverse Stock Split”) and, if and when the reverse stock split is effected, reduce the number of authorized shares of common stock and authorized shares of preferred stock by the approved reverse stock split ratio (the “Authorized Share Reduction”).

If you are a “stockholder of record” (i.e., you hold shares directly with the Company or the Company’s transfer agent in your name), you may revoke a proxy at any time by (1) notifying AST Fund Solutions, LLC, (2) submitting a properly executed, later-dated proxy card, or voting via Internet or telephone at a later time or (3) participating in the Annual Meeting and voting your shares at the Annual Meeting. Please send your notification to AST Fund Solutions, LLC at attendameeting@astfinancial.com.

Stockholders of record may also vote via the Internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the Internet or by telephone are shown on the enclosed proxy card.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone through our proxy solicitor, AST Fund Solutions, LLC, who coordinates proxy delivery and voting for these banks and brokerage firms. If your shares are registered in the name of a bank or brokerage firm, you will receive a copy of this Proxy Statement, either by paper or electronically, from AST Fund Solutions, LLC and will have the opportunity to vote via the Internet or by telephone through (888) 548-6498.

If you hold shares of common stock through a broker, bank or other holder of record and you want to participate and vote at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting.

A “broker non-vote” with respect to a matter occurs when a broker, bank or other nominee holding shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a particular proposal and does not have discretionary authority to vote the shares on such proposal. Brokers, banks and other nominees will not have discretionary authority to vote with respect to the election of a director (Proposal I) at the Annual Meeting, but may have discretionary authority to vote on the ratification of appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm (Proposal II) and the approval of the Proposed Amendment to effect the Reverse Stock Split and the Authorized Share Reduction (Proposal III).

Purpose of Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.	To elect two (2) directors of the Company, each to serve for terms of three (3) and two (2) years, respectively, or until each of their respective successors is duly elected and qualified;

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2020;

3.
To grant discretionary authority to the Board to amend the Company’s Certificate of Incorporation to effect a reverse stock split of its common stock at a ratio of 1-10 and with the reverse stock split to be effective at such time and date, if at all, as determined by the Board, but not later than 60 days after stockholder approval thereof and, if and when the reverse stock split is effected, reduce the number of authorized shares of common stock and authorized shares of preferred stock by the approved reverse stock split ratio; and

4.	To transact such other business as may properly come before the Annual Meeting.

Record Date

The record date for the Annual Meeting is the close of business on July 10, 2020 (the “Record Date”). You may cast one vote for each share of common stock that you owned as of the Record Date. As of the Record Date, there were 399,878.75 shares of the Company’s common stock outstanding and entitled to vote.

Quorum and Adjournment

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, via live webcast or by proxy, of the holders of at least one-third of the common stock issued and outstanding as of the Record Date will constitute a quorum for purposes of the Annual Meeting. Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Annual Meeting.

If a quorum is not present at the Annual Meeting, the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote, present in person or by proxy at the Annual Meeting, shall have power to adjourn the meeting whether or not a quorum exists. Abstentions will have no effect on the adjournment vote. “Broker non-votes” shall not be counted as votes cast on such adjournment and will have no effect on the adjournment vote. In addition, the Chairperson of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders.

Vote Required

Election of Directors. The election of a director requires the affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Abstentions and “broker non-votes” are not considered votes cast for purposes of the election of directors and, therefore, will have no effect on the outcome of such election. If you return the proxy card without any instructions, the shares covered by the proxy card will be voted FOR the election of each nominee as director in accordance with the recommendation of the Board.

Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ended December 31, 2020. The affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting is required to approve this proposal. Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020. Abstentions and “broker non-vote” are not considered votes cast on this proposal and will have no effect on the vote for the proposal. Because brokers may have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker may be permitted to vote your shares for this proposal. If you return the proxy card without any instructions, the shares covered by the proxy card will be voted FOR the ratification of appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the 2020 fiscal year in accordance with the recommendation of the Board.

Approval of the Proposed Amendment to Effect the Reverse Stock Split and the Authorized Share Reduction. Under the Delaware General Corporation Law (the “DGCL”), the affirmative vote of the holders of a majority of our outstanding shares as of the Record Date is required to adopt and approve the Proposed Amendment to effect the Reverse Stock Split and the Authorized Share Reduction. Because adoption and approval of the Proposed Amendment to effect the Reverse Stock Split and the Authorized Share Reduction requires a majority of the outstanding shares, an abstention will have the same effect as voting “AGAINST” the proposal. Brokers, banks and other nominees may have discretionary authority to vote on the approval of the Proposed Amendment to effect the Reverse Stock Split and the Authorized Share Reduction and therefore no “broker non-votes” are anticipated with respect to this proposal. If you return the proxy card without any instructions, the shares covered by the proxy card will be voted FOR approval of the Proposed Amendment to effect the Reverse Stock Split and the Authorized Share Reduction in accordance with the recommendation of the Board.

Additional Solicitation. If there are not enough votes to approve any proposals at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies. In addition, the Chairperson of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders.

Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding this Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. The Company has engaged the services of AST Fund Solutions, LLC, for the purpose of assisting in the solicitation of proxies at an anticipated cost of approximately $7,650, plus reimbursement of certain expenses and fees for additional services requested.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, the director nominees, or executive officers or employees of the Company, or by Muzinich BDC Adviser, LLC (the “Adviser”), and/or its affiliates including Muzinich & Co., Inc. (“Muzinich & Co.,” and together with the Adviser and their other affiliates, collectively “Muzinich”). No additional compensation will be paid to directors or executive officers of the Company or employees of the Adviser for such services. Under applicable regulations of the Securities and Exchange Commission (the “SEC”), each of directors, the director nominees, or executive officers of the Company and/or certain employees of Muzinich are “participants” in this proxy solicitation.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, and the executive officers and directors as a group, and any other person or entity known to us to beneficially own 5% or more of the outstanding shares of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Muzinich US Private Debt SCSp(3)	351,338.346	87.86%
Interested Directors
Paul Fehre	-	0%
Jeffery Youle	1,066.317	0.27%
Independent Directors
Kathleen T. Barr	-	0%
Eric W. Falkeis	-	0%
Steve J. Paggioli	-	0%
Executive Officers
Cheryl Rivkin	-	0%
All executive officers and directors as a group (six persons)	1,066.317	0.27% %
____________

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)	Based on a total of 399.878.75 shares of the Company’s common stock issued and outstanding as of the Record Date.
(3)
Muzinich US Private Debt, SCSp is controlled by Muzinich US Private Debt General Partner, S.à r.l. Muzinich US Private Debt General Partner, S.à r.l. is the general partner of Muzinich US Private Debt, SCSp and, as such, has the authority to exercise voting or dispositive power with respect to the Shares owned by Muzinich US Private Debt, SCSp.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director or Nominee	Dollar Range of Equity Securities in the Company(1)(2)
Interested Directors
Paul Fehre	None
Jeffrey Youle	Over $100,000
Independent Directors
Kathleen T. Barr	None
Eric W. Falkeis	None
Steven Paggioli	None
____________

(1)	The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

PROPOSAL I: ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of the Board. Under our Certificate of Incorporation, our Board of Directors are divided into three classes. Each class of directors will generally hold office for a three-year term. However, the initial members of the three classes will have initial terms of one, two, and three years, respectively. As a result, typically only one class of directors will be up for election at each annual meeting. At each annual meeting of our stockholders following our adoption of a classified board, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Our Board of Directors are divided into two groups—interested directors and the independent directors. Interested directors are interested persons as defined in Section 2(a)(19) of the Investment Company Act. A majority of the Board will at all times consist of directors who are not “interested persons” of the Company, of our Adviser or of any its respective affiliates, as defined in the Investment Company Act (the “Independent Directors”).

Kathleen T. Barr and Jeffrey Youle have each been nominated for re-election as directors.  Ms. Barr has been nominated for a three year term expiring in 2023.  Mr. Youle has been nominated for a two year term expiring in 2022. Neither Ms. Barr nor Mr. Youle is being proposed for election pursuant to any agreement or understanding between herself or himself and the Company. Ms. Barr and Mr. Youle have each consented to being named in this proxy statement and to serve as a director if elected at the Meeting. If elected, Ms. Barr will continue to serve as a member of the Audit Committee and a member of the Governance and Nominating Committee.

Information about the Director Nominees

The Board has identified certain desired attributes for director nominees. Each of our directors and the director nominees has demonstrated high character and integrity, superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director nominees also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Our directors and the director nominees have been selected such that the Board represents a range of backgrounds and experience.

Certain information, as of the Record Date, with respect to the director nominees for election at the Annual Meeting is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that they hold, the year in which the person became a director of the Company, and a discussion of the particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.

The business address for each nominee is c/o Muzinich BDC, Inc., 450 Park Avenue, New York, NY 10022.

Nominees for Director – Term Expiring 2020
Interested Director
Name and Age	Position(s)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During Past 5 Years
Jeffrey Youle, 60	Director, Chief Executive Officer and President	Since 2020; current term expiring 2022
Chief Executive Officer, Muzinich BDC, Inc. (2020 to present); Head of US Private Debt, Muzinich & Co., Inc. (2017 to present); Consultant (2017); Managing Partner Global Leveraged Capital Management LLC (2006 to 2016).
None.

Independent Director
Kathleen T. Barr, 65	Independent Director	Since 2019; current term expiring 2020
Former owner of a
registered investment
adviser, Productive
Capital Management,
Inc. (2010 to 2013); formerly, Chief
Administrative Officer,
Senior Vice President and
Senior Managing
Director of Allegiant
Asset Management
Company (merged with
PNC Capital Advisors,
LLC in 2009) (2003 to 2009); formerly,
Chief Administrative
Officer, Chief Compliance
Officer and Senior Vice
President of PNC Funds
and PNC Advantage
Funds (f/k/a Allegiant
Funds) (registered
investment companies)(2009 to 2010).

Independent Trustee, Professionally Managed Portfolios (2018 to present) (27 series); Independent
Trustee for the William
Blair Funds (2013 to
present) (20 series);
Independent Trustee for
the AmericaFirst
Quantitative Funds
(2012 to 2016).

Jeffrey Youle. Mr. Youle was appointed to serve as a director in May 2020 and was appointed as our Chief Executive Officer and President in March 2020. Mr. Youle is Muzinich’s Head of US Private Debt and has over 30 years of experience in originating, structuring and investing in private debt and equity of middle market companies. Prior to joining Muzinich, he was a Managing General Partner of Global Leveraged Capital Management LLC, a firm he co-founded in 2005, and grew capital under management to $1.1 billion, at its peak. Previously, he held a number of senior management positions during his 17 years with BNP Paribas, including Head of US Corporate Investment Banking and Executive Committee member, Head of North America Acquisition Finance & Loan Structuring, and Head of NY Merchant Banking, amongst other senior positions. Mr. Youle received his B.A. in Economics from Albion College and his M.B.A. in Finance from The University of Michigan.

We believe that Mr. Youle’s broad and extensive experience in the financial services industry, and in particular, his experience in the private debt and equity and middle market companies, qualify him to serve as a member of the Board.

Kathleen T. Barr. Ms. Barr has substantial registered investment company experience, including her role as Vice Chair of the Governing Council for the Independent Directors Council and its Executive Committee (Vice Chair since 2019, on Executive Committee since 2003). She has executive experience as the former owner of a registered investment adviser (Productive Capital Management, Inc.)(2010-2013), the Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisers LLC in 2009)(2003-2009), and the Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds)(2009-2010). Ms. Barr also currently serves on the board of other registered investment companies (William Blair Funds and Professionally Managed Portfolios) and the Board of Governors of the Investment Company Institute. Ms. Barr holds a B.S. in Business Administration from the University of Pittsburgh.

We believe that Ms. Barr’s broad and extensive experience in the registered investment company and registered investment adviser industries qualify her to serve as a member of the Board.

Current Directors - Not up for Election at the Annual Meeting

The business address for each of the Directors is c/o Muzinich BDC, Inc., 450 Park Avenue, New York, NY 10022.

Current Directors – Not up for Election at the Annual Meeting
Interested Directors
Name and Year of Birth	Position(s)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During Past 5 Years
Paul Fehre, 57	Director, Interim Chairperson of the Board, Chief Financial Officer and Treasurer	Since 2019; current term expiring 2021
Chief Financial Officer, Muzinich BDC, Inc. (2019 to present); Chief Operating Officer of Muzinich & Co., Inc. (2014 to present); Managing Director and Head of Investment Operations, New York Life Investment Management (2002 to 2012).
None.
Independent Directors
Eric Falkeis, 47	Independent Director	Since 2019; current term expiring 2021
Chief Executive Officer, Tidal ETF Services (2018 to present); Chief Operating Officer,
Direxion Funds (2013 to
2018); formerly, Senior
Vice President and Chief
Financial Officer (and
other positions), U.S.
Bancorp Fund Services,
LLC (1997 to 2013).

Independent Trustee, Professionally Managed Portfolios (2011 to present) (27 series); Interested
Trustee and
Chairperson, Tidal ETF
Trust (2018 to Present)
(8 series) Former
Interested Trustee,
Direxion Funds (22
series), Direxion Shares
ETF Trust (112 series)
and Direxion Insurance
Trust (2013 to 2018).

Steven Paggioli, 70	Independent Director	Since 2019; current term expiring 2022	Consultant; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).
Independent Trustee, Professionally Managed Portfolios (1991 to present) (27 series); Independent
Trustee, AMG Funds (1993 to present)
(47 series); Advisory
Board Member,
Sustainable Growth
Advisers, LP.

Paul Fehre. Mr. Fehre was appointed as our Chief Financial Officer and Treasurer in August 2019. In March 2020, Mr. Fehre was appointed Interim Chairperson of the Board. Mr. Fehre currently serves as the Chief Operating Officer of Muzinich & Co., Inc. Prior to joining Muzinich in 2014, Mr. Fehre was Managing Director and Head of Investment Operations for New York Life Investment Management, where he spent 10 years leading the operations, technology delivery, marketing, client services, administration, and financial functions supporting the Fixed Income Investors division of the firm. Previously, he managed product and project management functions to support the Investor Services division at J.P. Morgan Chase. He also managed the corporate treasury and investment accounting functions at CNA Financial. Mr. Fehre earned a B.S. in Finance and Accounting at Rider University. He holds the Chartered Financial Analyst designation.

Eric W. Falkeis. Mr. Falkeis has substantial experience with registered investment companies and financial, accounting, investment and regulatory matters through his former positions as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, a full service provider to registered investment companies and alternative investment products. Mr. Falkeis currently serves as Chief Executive Officer of Tidal ETF Services LLC (2018 to present), and he has experience consulting with investment advisors regarding the legal structure of investment companies, distribution channel analysis, marketing and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational and risk oversight experience through his former positions as Chief Operating Officer and Trustee of the Direxion Funds and the Direxion Exchange Traded Funds (2013 to 2018). Mr. Falkeis also currently serves on the board of Professionally Managed Portfolios. Mr. Falkeis holds a Bachelor’s degree in Accounting from Marquette University and is a Certified Public Accountant.

Steven J. Paggioli. Mr. Paggioli has substantial investment company and investment advisory experience, and he currently serves as an independent consultant on investment company and investment advisory matters. He has held a number of senior positions with investment company and investment advisory organizations and related businesses, including Executive Vice President, Director and Principal of the Wadsworth Group (fund administration, distribution transfer agency and accounting services)(1986-2001). He serves on the boards of several investment management companies and advisory firms. He has served on various industry association and self-regulatory committees and formerly worked on the staff of the SEC. Mr. Paggioli also currently serves on the boards of other registered investment companies (Professionally Managed Portfolios and AMG Funds), in addition to serving on the Board of Governors of the Investment Company Institute and on the Governing Council of the Independent Directors Council. Mr. Paggioli holds a B.A. in Political Science from the University of Connecticut and a J.D. from the University of Connecticut School of Law.

Executive Officers who are not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company. The business address for the Officers is c/o Muzinich BDC, Inc., 450 Park Avenue, New York, NY 10022.

Executive Officers who are not Directors
Name and Year of Birth	Position(s)	Term of Office and Length of Time Served
Cheryl Rivkin, 50	Secretary	Indefinite; Since 2019

Cheryl Rivkin. Ms. Rivkin was appointed as our Secretary in August, 2019. Ms. Rivkin currently serves as Muzinich’s Chief Administrative Officer & Director, Compliance (CAO since 2003 and Director, Compliance since 2017). Prior to joining Muzinich in 2003, Ms. Rivkin was a Vice President at GSC Partners, a US and U.K.-based investment adviser specializing in corporate debt including distressed and mezzanine debt, as well as structured products. Previously, she served as a Director for distressed debt and equity hedge fund investment adviser, Morgens, Waterfall, Vintiadis & Co., Inc. Ms. Rivkin earned a B.A., magna cum laude and Phi Beta Kappa, from Mount Holyoke College where she was a Sarah Williston Scholar, and an M. Phil. in Modern Middle Eastern Studies from Oxford University where she was a Marshall Scholar focusing on development economics and oil policy.

Board Leadership Structure

Our business and affairs are managed under the direction of our Board. Among other things, our Board sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of our Board, and of any individual director, is one of oversight and not of management of our day-to-day affairs.

Under our bylaws, the Chairperson of the Board preside as chairperson over meetings of our Board and meetings of stockholders. Presently, Mr. Fehre serves as the Interim Chairperson of our Board. Mr. Fehre is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act by virtue of his role as the Chief Operating Officer of Muzinich & Co., Inc. We believe that Mr. Fehre’s history with the Company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the Interim Chairperson of our Board. We believe that the Company is best served through this existing leadership structure, as Mr. Fehre’s relationship with the Adviser provides an effective bridge and encourages an open dialogue between management and the Board, ensuring that both groups act with a common purpose.

Our Board does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairperson of the Board, but believe these potential conflicts are offset by the broad experience and expertise in the financial services industry of our Independent Directors, each of whom has served on the boards of other investment funds.  In addition, the Company has adopted strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of the Audit Committee and the Governance and Nominating Committee, each comprised solely of Independent Directors and the appointment of a chief compliance officer, with whom the Independent Directors meet at least once a year without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

All of the Independent Directors play an active role on the Board. The Independent Directors compose a majority of our Board and are closely involved in all material deliberations related to us. Our Board believes that, with these practices, each Independent Director has an equal involvement in the actions and oversight role of our Board and equal accountability to us and our stockholders. Our Independent Directors typically meet separately (i) as part of each regular Board meeting and (ii) with our Chief Compliance Officer, as part of at least one Board meeting each year.

Our Board believes that its leadership structure is the optimal structure for us at this time. Our Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.

Risk Oversight and Board Structure

Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Company consisting of, among other things, the following activities: (1) at regular and special board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Company; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Company; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with, or reviewing reports prepared by, the representatives of key service providers, including the investment adviser, administrator, transfer agent, custodian and independent registered public accounting firm of the Company, to review and discuss the activities of the Company and to provide direction with respect thereto; and (5) engaging the services of the chief compliance officer of the Company to test the compliance procedures of the Company and its service providers. The Company’s charter, as well as regulations governing business development companies generally, requires that a majority of the Board be persons other than “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act. The Board does not currently have a lead independent director. The Board, after considering various factors, has concluded that its structure is appropriate at this time given the fact that it is a newly-formed entity. As the Company matures, the Board will continue to monitor its structure and determine whether it remains appropriate based on the complexity of the Company’s operations.

Attendance at Board and Committee Meetings

The Board and its committees have regular meetings. A quorum of members is established for each meeting held. During the Company’s initial fiscal period ending December 31, 2019, the Board met three times.

Board Committees

Audit Committee. The members of the Audit Committee are Kathleen T. Barr, Eric W. Falkeis and Steven J. Paggioli, each of whom meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and none of whom would be an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act. Mr. Falkeis serves as Chairperson of the Audit Committee. Our Board of Directors has determined that each of Ms. Barr, Mr. Falkeis and Mr. Paggioli is an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Exchange Act. Pursuant to its Charter, the Audit Committee will be responsible for overseeing matters relating to the appointment and activities of our auditors, audit plans and procedures, various accounting and financial reporting issues and changes in accounting policies, and reviewing the results and scope of the audit and other services provided by our independent public accountants. The Audit Committee will also be responsible for aiding our Board of Directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Audit Committee met twice during the initial fiscal period ended December 31, 2019.

Governance and Nominating Committee. The members of the Governance and Nominating Committee are Kathleen T. Barr, Eric W. Falkeis and Steven J. Paggioli, none of whom would be an “interested person” as defined in Section 2(a)(19) of the Investment Company Act. Ms. Barr serves as the Chairperson of the Governance and Nominating Committee. Pursuant to its Charter, the Governance and Nominating Committee will be responsible for identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board of Directors, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The Governance and Nominating Committee will consider nominees properly recommended by our stockholders. The Governance and Nominating Committee met once during the initial fiscal period ended December 31, 2019.

Compensation of Executive Officers

We do not currently have any employees and do not expect to have any employees, but we do have officers and directors. Each of our initial executive officers is an employee of our Adviser and/or one of its affiliates. Our day-to-day investment operations will be managed by our Adviser. Most of the services necessary for the origination and management of our investment portfolio will be provided by investment professionals employed by our Adviser and/or its affiliates.

None of our executive officers will receive direct compensation from us. Certain of our executive officers and other members of our investment team, through their ownership interest in or management positions with our Adviser, may be entitled to a portion of any profits earned by our Adviser or its affiliates (including any fees payable to our Adviser under the terms of our investment management agreement with the Adviser (the “Investment Management Agreement”), less expenses incurred by our Adviser in performing its services under the Investment Management Agreement). Our Adviser or its affiliates may pay additional salaries, bonuses, and individual performance awards and/or individual performance bonuses to our executive officers in addition to their ownership interest.

Compensation of Independent Directors

Each Independent Director will be compensated with an annual fee of $50,000 for his or her services as one of our directors and as a member of the Audit Committee and Governance and Nominating Committee. The Independent Directors of the Board of Directors will also be reimbursed for travel and other expenses incurred in connection with attending meetings. The following table sets forth compensation of the Company’s Independent Directors for the fiscal period ended December 31, 2019.

Name	Fees Earned (1)	Stock Awards (2)	All Other Compensation	Total
Kathleen T. Barr	$21,228	$-	$-	$21,228
Eric W. Falkeis	$21,228	$-	$-	$21,228
Steven J. Paggioli	$21,228	$-	$-	$21,228

(1) No compensation is paid to our directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act.
(2) We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Code of Ethics

The Company and the Adviser have each adopted a single code of ethics pursuant to Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act, respectively. These codes of ethics establish, among other things, procedures for personal investments and restrict certain personal securities transactions, including transactions in securities that are held by us. Personnel subject to each code may invest in securities for their personal investment accounts, so long as such investments are made in accordance with the code’s requirements.

Communications with the Board

Individuals who wish to communicate with the Company’s Board directly may do so by sending a letter addressed to: Board of Directors, Muzinich BDC, Inc., 450 Park Avenue, New York, NY, 10022.

Agreements and Related Party Transactions

Investment Management Agreement. The Company entered into the Investment Management Agreement with the Adviser, located at 450 Park Avenue, New York, New York 10022, pursuant to which the Adviser manages the Company’s investment program and related activities. The advisory service fees consist of a management fee and an incentive fee. The cost of both the management fee and the incentive fee is ultimately borne by the Company’s stockholders.

Management Fee. Pursuant to the Investment Management Agreement, the Company’s Adviser accrues, on a quarterly basis in arrears, a management fee (the “Management Fee”) equal to 0.25% (i.e., 1.00% annually) of the average of the Company’s net asset value (“NAV”) (excluding uninvested cash and cash equivalents, which are defined for these purposes as money market funds, U.S. government securities and investment grade debt instruments maturing within one year of purchase of such instrument by the Company) at the end of the then-current calendar quarter and the Company’s NAV at the end of the prior calendar quarter (excluding uninvested cash and cash equivalents).

Incentive Fee. Pursuant to the Investment Management Agreement, the Company pays an incentive fee (the “Incentive Fee”) to the Adviser. The Incentive Fee will not be released to the Adviser until the liquidation of the Company’s portfolio. However, the Incentive Fee will accrue throughout the Company’s life; and the Company may set aside assets in anticipation of paying it. However, the Company does not intend to actually pay out the Incentive Fee to the Adviser until the end of the life of the Company.

In order to determine the size of the Incentive Fee, the Company will refer to the incentive fee calculation methodology described below (the “Incentive Fee Calculation Methodology”).

For the avoidance of doubt, the Incentive Fee Calculation Methodology is not intended to describe the Company’s actual operations with respect to the making of distributions—and the Incentive Fee Calculation Methodology does not limit the Company’s ability to make distributions to stockholders over the life of the Company (other than the Company’s actual payment of the Incentive Fee upon liquidation of the Company). Rather, the Incentive Fee Calculation Methodology is a tool whose sole purpose is to calculate the size of the Incentive Fee.

To calculate the size of the Incentive Fee, the Company will refer to (1) the amounts and timing of stockholders’ contributions to the Company, and (2) the amounts and timing of the Company’s distributions, and will analyze those contributions and distributions under the Incentive Fee Calculation Methodology. The Incentive Fee will equal the total amount of distributions that would be made to the Adviser under paragraphs (c) and (d) of the Incentive Fee Calculation Methodology.

The Incentive Fee Calculation Methodology is:

(a)	First, the Company will make distributions to its stockholders until stockholders have received 100% of Contributed Capital (as defined below).

(b)
Second, the Company will make distributions to its stockholders until stockholders have received a 7% return per annum, compounded annually, on their capital contributions, from the date each capital contribution is made through the date such capital has been returned.

(c)
Third, the Company will make distributions to the Adviser under this paragraph (c) until it has received 12.5% of the total amount distributed by the Company under paragraph (b) and this paragraph (c).

(d)	Thereafter, any additional amounts that the Company distributes will be paid 87.5% to stockholders and 12.5% to the Adviser.

Notwithstanding anything to the contrary herein, in no event will an amount be paid with respect to the Incentive Fee to the extent it would exceed the limitations set forth in Section 205(b)(3) of the Advisers Act.

“Contributed Capital” is the aggregate amount of capital contributions that have been made by all stockholders in respect of their shares of common stock to the Company. All distributions (or deemed distributions), including investment income (i.e. proceeds received in respect of interest payments, dividends and fees) and proceeds attributable to the repayment or disposition of any investment, to stockholders will be considered a return of Contributed Capital. Unreturned Contributed Capital equals aggregate Contributed Capital minus cumulative distributions but is never less than zero.

The term “distribution” includes all distributions of the Company’s assets including in respect of proceeds from the full or partial realization of the Company’s investments and income from investing activities and may include amounts treated as return of capital, ordinary income and capital gains for accounting, tax and/or other purposes.

If the Investment Management Agreement is terminated prior to the termination of the Company (other than an instance in which the Adviser voluntarily terminates the agreement), the Company will pay to the Adviser an Incentive Fee payment in connection with such termination (the “Termination Incentive Fee Payment”). The Termination Incentive Fee Payment will be calculated as of the date the Investment Management Agreement is terminated and will equal the amount of Incentive Fee that would be payable to the Adviser if (a) all Investments were liquidated for their current value (but without taking into account any unrealized appreciation of any investment), and any unamortized deferred investment-related fees would be deemed accelerated, (b) the proceeds from such liquidation were used to pay all the Company’s outstanding liabilities, and (c) the remainder were distributed to stockholders and paid as Incentive Fee in accordance with the Incentive Fee Calculation Methodology, subject to the limitations set forth in Section 205(b)(3) of the Advisers Act. The Company will make the Termination Incentive Fee Payment in cash on or immediately following the date the Investment Management Agreement is so terminated.

The Investment Management Agreement will remain in full force and effect for two years initially, and will continue for periods of one year thereafter, but only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Independent Directors and in accordance with the requirements of the 1940 Act and (b) by a vote of a majority of the Board of Directors or of a majority of our outstanding voting securities. The Investment Management Agreement may, on 60 days’ written notice to the other party, be terminated in its entirety at any time without the payment of any penalty, by the Company (following determination by the Board of Directors or by vote of a majority of the outstanding voting stock), or by the Adviser. The Investment Management Agreement shall automatically terminate in the event of its assignment.

For the period ended December 31, 2019, the Company did not accrue Management Fees or Incentive Fees.

Resource Sharing Agreement. The Adviser has entered into a Resource Sharing Agreement (the “Resource Sharing Agreement”) with Muzinich & Co., Inc., an affiliate of the Adviser, pursuant to which Muzinich & Co., Inc. provides the Adviser with experienced investment professionals and services so as to enable the Adviser to fulfill its obligations under the Investment Management Agreement. Through the Resource Sharing Agreement, the Adviser intends to draw on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring, and operational experience of Muzinich’s investment professionals. The Resource Sharing Agreement may be terminated by either party on 60 days’ notice, which if terminated may have a material adverse consequence on the Company’s operations.

Reimbursement of Certain Expenses. During the period ended December 31, 2019, Muzinich & Co. paid, on behalf of the Company, certain organizational, offering, and operating costs, that have been recorded by the Company. The Company will reimburse Muzinich & Co. for the costs paid on the Company’s behalf. As of December 31, 2019, the total costs reimbursable to Muzinich & Co. were $546,062.

Delinquent Section 16(a) Reports

Pursuant to Section 16(a) of the Exchange Act, the Company’s Directors and executive officers and any persons holding more than 10% of the Company's common stock are required to report their beneficial ownership and any changes therein to the SEC and the Company. Based on the Company's review of Forms 3, 4 and 5 filed by such persons and information provided by the Company's directors and executive officers, the Company believes that, during the initial fiscal period ended December 31, 2019, all Section 16(a) reports were filed on a timely basis, except for the late filing of the Form 3s by each of Ms. Barr, Mr. Falkeis, Mr. Fehre, Mr. Paggioli and Ms. Rivkin, as well as Eric Green due to an administrative oversight.

Required Vote

The election of a director requires the affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting. If you vote “Withhold Authority” with respect to the nominee, your shares will not be voted with respect to the person indicated. Abstentions and “broker non-votes” are not considered votes cast for purposes of the election of directors and, therefore, will have no effect on the outcome of such election. If you validly sign and return a proxy card but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors in accordance with the recommendation of the Board.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

PROPOSAL II: RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010.

The Audit Committee and the Independent Directors of the Board have appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, subject to ratification or rejection by the Stockholders of the Company.

The Company is not aware of any direct financial or material indirect financial interest of Deloitte & Touche LLP in the Company or its affiliates.

If requested by any Stockholder, representatives of Deloitte & Touche will be present at the Meeting to respond to appropriate questions from Stockholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-Approval Policies and Procedures

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Deloitte & Touche as the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve all audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.
Principal Account Fees and Services

For the Period August 7, 2019
(commencement of
operations) through
Service:	December 31, 2019
Audit Fees	$69,210
Audit-Related Fees	-
Tax Services Fees	11,500
All Other Fees	-
Total Fees:	$80,710

Audit Fees. Audit fees consist of fees billed for professional services rendered for quarterly reviews and services that are normally provided by Deloitte& Touche LLP in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Services Fees. Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.

All Other Fees. Other fees would include fees for products and services other than the services reported above.

Aggregate Non-Audit Fees. The aggregate non-audit fees (including the fees described above under “Tax Services Fees” and “All Other Fees”) billed to the Company by Deloitte & Touche, during the Company’s initial fiscal period ended December 31, 2019 for services rendered to the Company and the Company’s accounting affiliates, are shown in the table below.

Fiscal Period Ended	Aggregate Non-Audit Fees	Non-Audit Fees for Accounting Affiliates	Aggregate Non-Audit Fees
December 31, 2019	$11,500	$0	$11,500

During the initial fiscal period from the Company’s commencement of operations on August 7, 2019, through the end of the fiscal year ended December 31, 2019, no services described under “Audit-Related Fees,” “Tax Services Fees” or “All Other Fees” were approved pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations.

Required Vote

The affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting is required to approve this proposal. Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020. Abstentions and “broker non-vote” are not considered votes cast on this proposal and will have no effect on the vote for the proposal. Because brokers may have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker may be permitted to vote your shares for this proposal. If you validly sign and return but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the 2020 fiscal year in accordance with the recommendation of the Board.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

PROPOSAL III: APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT AND THE AUTHORIZED SHARE REDUCTION

General

The Company is asking stockholders to adopt and approve the Proposed Amendment to effect the Reverse Stock Split and the Authorized Share Reduction. The Board has unanimously approved and declared advisable and in the best interests of the Company the Proposed Amendment and recommends that our stockholders adopt and approve the Proposed Amendment. The foregoing description of the Proposed Amendment is a summary and is subject to the full text of the Proposed Amendment, which is attached to this Proxy Statement as Appendix A.

If stockholders approve this proposal, the Company will cause the Certificate of Amendment to be filed with the Delaware Secretary of State and effect the Reverse Stock Split and the Authorized Share Reduction pursuant to the Board’s determination that the Reverse Stock Split and the Authorized Share Reduction are in the best interests of the Company. The Reverse Stock Split and Authorized Share Reduction could become effective as soon as the business day immediately following the Annual Meeting. The Company will not effect the Reverse Stock Split without also effecting the Authorized Share Reduction, and vice versa. No further action on the part of stockholders will be required to implement the Reverse Stock Split or the Authorized Share Reduction.

As of the Record Date, 399,878.75 shares of our common stock were issued and outstanding and no shares of our preferred stock had been issued. Based on the number of shares of common stock issued and outstanding as of the Record Date, immediately following the Reverse Stock Split at a ratio of 1-10 (the “Reverse Stock Split Ratio”), the Company would have approximately 39,987.875 shares of common stock issued and outstanding, as illustrated below in the table under the caption “— Effects of the Reverse Stock Split and the Authorized Share Reduction — Effect on Shares of Common Stock.”

The Proposed Amendment will result in a reduction of the total number of shares of the Company’s common stock and preferred stock that the Company is authorized to issue by the Reverse Stock Split Ratio. As of the Record Date, 5,000,000 shares of our common stock and 150,000 shares of our preferred stock are authorized. Based on the number of shares of common stock and preferred stock authorized as of the Record Date, following the Reverse Stock Split and Authorized Share Reduction, the Company would be authorized to issue 500,000 shares of common stock and 15,000 shares of preferred stock, as described under the caption “— Effects of the Reverse Stock Split and the Authorized Share Reduction.”

All holders of the Company’s common stock will be affected proportionately by the Reverse Stock Split and the Authorized Share Reduction. As of the Record Date, there are no holders of the Company’s preferred stock.

Reasons for the Reverse Stock Split and the Authorized Share Reduction

The Board has determined that it is in the best interests of the Company to effect a Reverse Stock Split at a ratio of 1-10 in order to reduce the number of shares of common stock outstanding, and to subsequently reduce the total number of authorized shares of our common stock and preferred stock. The Board authorized the Reverse Stock Split of our common stock with the primary intent of reducing our overall costs and expenses.

As a matter of Delaware law, the implementation of the Reverse Stock Split alone does not require a reduction in the total number of authorized shares of our common stock or preferred stock. However, if stockholders adopt and approve the Proposed Amendment, and the Reverse Stock Split and Authorized Share Reduction are implemented, the authorized number of shares of our common stock and preferred stock would be reduced by the Reverse Stock Split Ratio.  Such reduction in the authorized number of shares of our common stock and preferred stock would reduce the Company’s Delaware franchise tax.  We believe that the Reverse Stock Split and subsequent Authorized Share Reduction Authorized Share Reduction are therefore in the Company’s and our stockholders’ best interests.

Effective Time

The effective time of the Reverse Stock Split and the Authorized Share Reduction (the “Effective Time”), if approved by stockholders, will be the date and time set forth in the Certificate of Amendment that is filed with the Delaware Secretary of State. The Effective Time will be determined by an authorized officer of the Company,  and may occur as soon as the business day immediately following the Annual Meeting, assuming the stockholders approve the Proposed Amendment. It is expected that the Effective Time will be determined and the Certificate of Amendment will be filed promptly upon the approval of the Proposed Amendment by the Company’s stockholders.

Effects of the Reverse Stock Split and the Authorized Share Reduction

General. After the Effective Time, if approved by stockholders and implemented by the Board, each stockholder will own a reduced number of shares of common stock. The principal effect of the Reverse Stock Split and the Authorized Share Reduction will be to proportionately decrease the number of outstanding shares of our common stock based on the Reverse Stock Split ratio of 1-10. The Authorized Share Reduction will also reduce the number of shares of our common stock and preferred stock that we are authorized to issue by the Reverse Stock Split Ratio.

Voting rights and other rights of the holders of our common stock will not be affected by the Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 2% of the voting power of the outstanding shares of our common stock after the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split.

Effect on Shares of Common Stock. The following table contains approximate information, based on share information as of the Record Date, relating to our outstanding common stock based on the Reverse Stock Split Ratio and information regarding our authorized shares, assuming that the proposal is approved and the Reverse Stock Split and the Authorized Share Reduction are implemented:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding
Pre-Reverse Stock Split	5,000,000	399,878.75
Post-Reverse Stock Split at a ratio of 1-10	500,000	39,987.875

Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Effect on Preferred Stock. Pursuant to our Certificate of Incorporation, our capital stock consists of 150,000 shares of preferred stock, par value $0.001 per share, none of which are outstanding. In connection with the Proposed Amendment to effect the Reverse Stock Split and the Authorized Share Reduction, the Board has approved, and the Company will effect, a reduction in the number of authorized shares of preferred stock by the Reverse Split Ratio Following the Authorized Share Reduction, the number of shares of preferred stock the Company is authorized to issue would be 15,000.  The par value of the preferred stock will not be impacted.

Effect on Par Value and Accounting Matters. The Proposed Amendment will not affect the par value of our common stock, which will remain at $0.001. As a result, as of the Reverse Stock Split Effective Time, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Split.  Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Reduction in Stated Capital. As a result of the Reverse Stock Split, upon the Effective Time, the stated capital on our balance sheet attributable to our common stock, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced in proportion to the Reverse Stock Split ratio at a ratio of 1-10, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.

Shares Held in Book-Entry or Through a Broker, Bank or Other Holder of Record.  If you hold registered shares of our common stock in a book-entry form directly with the transfer agent, you do not need to take any action to receive your post-Reverse Stock Split shares of our common stock. If you are entitled to post-Reverse Stock Split shares of our common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our common stock you hold. By signing and cashing this check, you will warrant that you owned the shares of the Company’s common stock for which you received a cash payment.

No Appraisal Rights

Under the DGCL, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

No executive officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split or the Authorized Share Reduction that is not shared by all of our other stockholders.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to our stockholders for U.S. federal income tax purposes. It does not purport to be a complete discussion of all of the possible U.S. federal income tax consequences of the Reverse Stock Split and is included for general information only. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date of this Proxy Statement, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below.

This discussion applies only to holders of our common stock that are U.S. Holders (as defined below) and does not address all aspects of federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) brokers or dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders (as defined below) whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of our common stock in connection with employment or other performance of services; (xi) U.S. expatriates and former citizens or long-term residents of the U.S.; (xii) governmental entities; (xiii) tax-qualified retirement plans or pension plans; or (xiv) U.S. Holders that do not hold our common stock as capital assets. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge. The following summary does not address any U.S. state or local or any foreign tax consequences, any estate, gift or other non-U.S. federal income tax consequences, or the Medicare tax on net investment income. Furthermore, the following discussion does not address any tax consequences of transactions occurring before, after, or at the same time as the proposed Reverse Stock Split, whether or not they are undertaken in connection with the proposed Reverse Stock Split. This discussion should not be considered as tax or investment advice, and the tax consequences of the proposed Reverse Stock Split may not be the same for all stockholders.

EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect to be treated as a U.S. person.

Tax Treatment of the Reverse Stock Split. The Board intends for the Reverse Stock Split to be treated as a “recapitalization” pursuant to section 368(a)(1)(E) of the Code for U.S. federal income tax purposes, although no assurances are provided in this regard. The remainder of this discussion assumes that the Reverse Stock Split will qualify as a “recapitalization.”

Taxation of the Company. The Company will not recognize gain or loss as a result of the Reverse Stock Split.

Taxation of U.S. Holders. A U.S. Holder generally should not recognize gain or loss as result of the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate tax basis in the shares of our common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of our common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular holder of our common stock in light of such holder’s unique tax situation. Accordingly, we urge all holders of our common stock to consult with their own tax advisors with respect to all of the potential U.S. federal, state, local and foreign tax consequences to such holders from the Reverse Stock Split.

Required Vote

Under the DGCL, the affirmative vote of the holders of a majority of our outstanding shares as of the Record Date is required to adopt and approve the Proposed Amendment to effect the Reverse Stock Split and the Authorized Share Reduction. Because adoption and approval of the Amended Certificate of Incorporation to effect the Reverse Stock Split and the Authorized Share Reduction requires a majority of the outstanding shares, an abstention will have the same effect as voting “AGAINST” the proposal. Brokers, banks and other nominees may have discretionary authority to vote on the approval of the Proposed Amendment to effect the Reverse Stock Split and the Authorized Share Reduction and therefore no “broker non-votes” are anticipated with respect to this proposal. If you validly sign and return a proxy card but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the approval of the Proposed Amendment to effect the Reverse Stock Split and the Authorized Share Reduction in accordance with the recommendation of the Board.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSED AMENDMENT TO EFFECT THE REVERSE STOCK SPLIT AND THE AUTHORIZED SHARE REDUCTION.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies will vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in this Proxy Statement or presentation at the Annual Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS

Any stockholder nominations or proposals for other business intended to be presented at our next annual meeting, if any, must be submitted to us as set forth below.

The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met. The Company expects that the 2021 Annual Meeting of Stockholders will be held in September 2021, but the exact date, time, and location of that meeting have yet to be determined. If the 2021 Annual Meeting of Stockholders is held within thirty (30) days from the first anniversary of the Annual Meeting, a stockholder who intends to present a proposal in the Company’s proxy statement for that annual meeting, including the nomination of a director, must submit the proposal in writing to Cheryl Rivkin, Secretary, Muzinich BDC, Inc., at its address of 450 Park Avenue, New York, NY 10022, and the proposal should be received by the Company between April 5, 2021 and 5:00 p.m. Eastern Time on May 5, 2021. In the event that the date of that annual meeting is advanced or delayed by more than thirty (30) days from the first anniversary of the Annual Meeting, a timely notice by the stockholder must be delivered not later than the close of business on the later of the ninetieth (90th) day prior to that annual meeting or the seventh (7th) day following the day on which public announcement of the date of that annual meeting is first made.

In addition, the Company's bylaws contain an advance notice provision requiring that a stockholder who intends to present a proposal for the nomination of a director or other business at the 2021 Annual Meeting of Stockholders (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8), must timely submit the proposal in writing to the Secretary of the Company, c/o Muzinich BDC, Inc., 450 Park Avenue, New York, NY 10022 and otherwise comply with the advance notice provisions and other requirements of our bylaws, a copy of which is on file with the SEC, and may be obtained from our Secretary upon request.

A stockholder’s notice to the Secretary shall set forth (i) as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and (b) any material interest of the stockholder in such business, and (ii) as to the stockholder giving the notice (a) the name and record address of the stockholder and (b) the class, series and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder. In addition, with respect to a stockholders proposal to nominate for election or reelection as Director, such stockholder’s notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a Director, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to the rules and regulations of the SEC under Section 14 of the Exchange Act.

The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ADDITIONAL INFORMATION

Administrator

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, 615 E. Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, serves as the Company’s administrator.

Householding of Proxy Materials

In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

If you are a stockholder of record and share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact the Company by calling (212) 888-3413or by writing to the Secretary of the Company, 450 Park Avenue, New York, NY 10022.

AVAILABLE INFORMATION

We will furnish our stockholders with annual reports containing audited financial statements, quarterly reports, and such other reports as we determine to be appropriate or as may be required by law. We are required to comply with all reporting, proxy solicitation and other applicable requirements under the Exchange Act.

Because we do not currently maintain a corporate website, we do not intend to make available on a website our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K. We do, however, provide electronic or paper copies of our filings free of charge upon request.

Stockholders may request a copy of these reports by writing to the Secretary of the Company, c/o Muzinich BDC, Inc., 450 Park Avenue, New York, NY 10022, or by calling the company at (212) 888-3413. Stockholders and the public may also read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website (www.sec.gov) that contains such information.

YOU ARE KINDLY REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR TO VOTE BY TELEPHONE OR THROUGH THE INTERNET.
By order of the Board of Directors,
/s/ Jeffrey Youle
Jeffrey Youle
Director, Chief Executive Officer and President

New York, New York

August 3, 2020

PRIVACY PRINCIPLES

As a BDC and its registered investment adviser, each of the Company and our Adviser, respectively, has adopted policies and procedures to protect the “nonpublic personal information” (“NPI”) of investors. Each of the Company and our Adviser takes seriously its responsibility to maintain the confidentiality of investor information. In the course of its capital raising, asset management and related operational activities, each of the Company and our Adviser gains access to non-public information about investors in the Company. Such information may include personal financial and account information, and data or analyses derived from such non-public personal information (collectively referred to as “Confidential Investor Information”).

The Company and our Adviser do not share Confidential Investor Information with any third parties, except in the following circumstances:

•
As necessary to provide the service that the investor requested or authorized, or to maintain and service the investor’s account. The Company and/or our Adviser will require that any financial intermediary, agent or sub-contractor utilized by the Company and/or our Adviser (such as brokers or fund administrators) comply with substantially similar standards for non-disclosure and protection of Confidential Investor Information and use the information provided by the Company and/or our Adviser only for the performance of the specific service requested by the Company and/or our Adviser.

•
As required by regulatory authorities or law enforcement officials who have jurisdiction over the Company and/or our Adviser, or as otherwise required or permitted by any applicable law. In the event the Company and/or our Adviser is compelled to disclose Confidential Investor Information, the Company and/or our Adviser, if permitted by law, may provide prompt notice to the affected investors, so that the investors may have the opportunity to seek a protective order or other appropriate remedy. If no protective order or other appropriate remedy is obtained and the Company and/or our Adviser is compelled to disclose Confidential Investor Information, the Company and/or our Adviser shall disclose only such information, and only in such detail, to the extent legally required as determined in its reasonable judgment.

•	To the extent reasonably necessary to prevent fraud, unauthorized transactions or liability.

The Company and our Adviser restrict access to Confidential Client Information to those personnel who need to know such information to provide services to clients.

Appendix A to Proxy Statement

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
MUZINICH BDC, INC.

------------------------------------------------------------------------
Adopted in accordance with the provisions of Section 242
of the General Corporation Law of the State of Delaware
------------------------------------------------------------------------

THE UNDERSIGNED, being a duly authorized officer of Muzinich BDC, Inc., a corporation existing under the laws of the State of Delaware (the “Company”), does hereby certify as follows:

FIRST:	That the Certificate of Incorporation of the Company has been amended by revising the first paragraph of Article FIRST as it now exists, to read as follows:

“4.1  Authorized Stock. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 500,000 shares of common stock having a par value of $0.001 per share (the “Common Stock”) and 15,000 shares shall be preferred stock having a par value of $0.001 per share (the “Preferred Stock”).”

SECOND:	That the Certificate of Incorporation of the Company has been amended by inserting a new fourth paragraph into Article FOURTH as it now exists, reading as follows:

“4.4  Reverse Stock Split. In accordance with Section 242 of the General Corporation Law of the State of Delaware, upon the effectiveness (the “Effective Time”) of the certificate of amendment filed by the Company with the State of Delaware on or prior to [  ], 2020 (the “Certificate of Amendment”), each ten (10) shares of the Company’s common stock, par value of $0.001 per share, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Company or any holder of Old Common Stock, be reclassified, combined and changed into one (1) fully paid and nonassessable share of common stock, par value of $0.001 per share (the “New Common Stock”), (the “reverse stock split”). From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been combined pursuant to the reverse stock split.”

THIRD:	That this Certificate of Amendment shall be effective as of 12:01 a.m. EST on [ ], 2020.

FOURTH:
           That this Certificate of Amendment has been duly adopted in accordance with the provisions of the General Corporation Law of the State of Delaware by the affirmative vote of the holders of a majority of the stock entitled to vote at a meeting of stockholders.

(Signature Page Follows)

IN WITNESS WHEREOF, the undersigned has executed this Certificate this [  ] day of [  ], 2020.

____________________________________

 Name: [  ]

Title:  [  ]